UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 28, 2006

 TeamStaff, Inc.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1545 Peachtree Street, NE, Suite 340

Atlanta, GA  30309

(Address and zip code of principal executive offices)

 (866) 352-5304

(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01: Regulation FD Disclosure.

The slides and accompanying financial information attached as Exhibit 99.1 to this Form 8-K are concurrently being posted to the "Investor Relations" section of the registrant's website, www.teamstaff.com, and may be used and disseminated in certain investor presentations.  The information in this report (including Exhibit 99.1) is furnished pursuant to Item 7 and is not considered or deemed “filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this report will not be deemed an admission as to the materiality of any information disclosed solely to satisfy the requirements of Regulation FD. The furnishing of these slides and accompanying financial information is not intended to, and does not, constitute a determination or admission by TeamStaff that the information in the slides is material or complete, or that investors should consider this information before making an investment decision with respect to any security of TeamStaff.

References in this filing to “TeamStaff” the “Company,” “we,” “us” and “our” refer to TeamStaff, Inc. and its wholly owned subsidiaries. This Current Report on Form 8-K includes "forward-looking statements" as defined by the Federal Securities Laws.  Forward-looking statements are identified by words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements included in this report involve known and unknown risks, uncertainties and other factors which could cause TeamStaff’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements.  We based these forward-looking statements on our current expectations and best estimates and projections about future events. Our actual results could differ materially from those discussed in, or implied by, these forward-looking statements. The following factors (among others) could cause our actual results to differ materially from those implied by the forward-looking statements in this Current Report on Form 8-K: our ability to continue to recruit qualified temporary and permanent healthcare professionals and administrative staff at reasonable costs; our ability to retain qualified temporary healthcare professionals and administrative staff for multiple assignments at reasonable costs; our ability to attract and retain sales and operational personnel;  our ability to enter into contracts with hospitals, healthcare facility clients, affiliated healthcare networks, physician practice groups and the United States government on terms attractive to us and to secure orders related to those contracts; our ability to demonstrate the value of our services to our healthcare and other facility clients; changes in the timing of hospital, healthcare facility clients’, physician practice groups’ and U.S. Government orders for and our placement of temporary and permanent healthcare professionals and administrative staff;  the general level of patient occupancy at our clients’ facilities; the overall level of demand for services offered by temporary and permanent healthcare staffing providers; the variation in pricing of the healthcare facility contracts under which we place temporary and permanent healthcare professionals; our ability to successfully implement our strategic growth, acquisition and integration strategies; the potential adverse effects on our earnings of completed acquisitions; our ability to successfully integrate completed acquisitions into our current operations; our ability to manage growth effectively; our ability to leverage our cost structure; the performance of our management information and communication systems; the effect of existing or future government legislation and regulation; our ability to grow and operate our business in compliance with these legislation and regulations; the impact of medical malpractice and other claims asserted against us; the disruption or adverse impact to our business as a result of a terrorist attack; our ability to carry out our business strategy; the loss of key officers, and management personnel that could adversely affect our ability to remain competitive; the effect of recognition by us of an impairment to goodwill; risks related to our revolving line of credit; risks associated with our health and worker’s compensation claims experience; competition risks; the effect of adjustments by us to accruals for self-insured retentions and other general risks related to our business, industry and stock.. Other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K are set forth in our Annual Report on Form 10-K for the year ended September 30, 2005, our 10-Q for the quarters ending December 31, 2005, March 31, 2006 and June 30, 2006 and our other previously filed Current Reports on Form 8-K. We undertake no obligation to update the forward-looking statements in this filing.

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

None

(b)	Pro Forma Financial Information

None

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	August 2006 Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TeamStaff, Inc.

By: /s/ James D. Houston

Name: James D. Houston
Title: Vice President of Business and Legal Affairs/General Counsel
Date: August 28, 2006